INVESTOR UPDATE September 2019

Forward-Looking Statements Statements contained in this presentation that include company expectations or predictions should be considered forward-looking statements that are covered by the safe harbor provisions of the Securities Act of 1933 and the Securities and Exchange Act of 1934. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. For additional information that could cause actual results to differ materially from such forward-looking statements, refer to ONE Gas’ Securities and Exchange Commission filings. All future cash dividends discussed in this presentation are subject to the approval of the ONE Gas board of directors. All references in this presentation to guidance are based on news releases issued on or before July 29, 2019, and are not being updated or affirmed by this presentation. 2 | ONE Gas, Inc.

VALUE CREATION STRATEGY

Sustainable Business Model • Clear vision, mission, strategy and values-driven culture • 100% regulated natural gas distribution utility Focused Business Strategy • Conservative financial profile (“A” rated) • Committed to Safety and Environmental, Social and Governance (ESG) stewardship • 20+ year vintage pipeline replacement program Capital Horizon & Clarity • ~ 90% of capital included in annual filings • Territory diversification – 3 states, multiple jurisdictions Regulatory Construct • Comprehensive recovery mechanisms • Weather normalization • High percentage of fixed charges for revenue recovery Cash Flow Stability • Customer mix is predominantly residential – 93% • Expense control execution through process and technology improvements • Proximity to abundant and affordable gas supply Competitive Advantage • Significant cost advantage over electricity 4 | ONE Gas, Inc. VALUE CREATION STRATEGY

FOCUSED BUSINESS STRATEGY

Mission, Vision, Strategy and Core Values Mission – Why we exist Core Values – Our compass We deliver natural gas for a better tomorrow SAFETY We are committed to operating safely and in an environmentally responsible manner. Vision – What we want to be ETHICS To be a premier natural gas distribution company We are accountable to the highest ethical standards and are creating exceptional value for our stakeholders committed to compliance. Honesty, trust and integrity matter. INCLUSION AND DIVERSITY Strategy – How we do it We embrace an inclusive and diverse culture that encourages collaboration. Every employee makes a difference and Becoming ONE: contributes to our success. • ONE in Responsibility – safety, reliability and compliance SERVICE • ONE in Value – customers, employees, investors and communities We provide exceptional service and make continuous • ONE in Industry – recognized leader, processes and productivity improvements in our pursuit of excellence. VALUE We create value for all stakeholders, including our customers, employees, investors and communities. 6 | ONE Gas, Inc. FOCUSED BUSINESS STRATEGY

Operating Safely • Focus on culture, engagement, • Utilization of AGA peer review • Ongoing program to replace aging decision-making and processes; safety process assets and the quality control of drive toward zero harm those replacements TRIR AMERICAN GAS ASSOCIATION QUARTILE DATA DART AMERICAN GAS ASSOCIATION QUARTILE DATA PVIR AMERICAN GAS ASSOCIATION QUARTILE DATA 4TH 4TH 4TH 3RD 3RD 3RD 2ND 2ND 2ND 2.45 1ST 1ST 2.24 1ST 1.19 2.70 1.13 OGS 1.53 1.19 1.26 OGS OGS 2.03 1.88 1.80 1.75 0.68 0.46 0.43 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Total Recordable Incident Rate (TRIR) was Days Away, Restricted or Transferred (DART) Preventable Vehicle Incident Rate (PVIR) was 1.75 1.26 incidents per 200,000 work hours. was 0.43 incidents per 200,000 work hours. incidents per million miles driven First quartile for all 3 AGA industry safety metrics 7 | ONE Gas, Inc. FOCUSED BUSINESS STRATEGY

Safety and ESG (Environmental, Social & Governance) Stewardship at a Glance… SAFETY Safety is our number one core value and the foundation of what we do as a company. ENVIRONMENTAL We are thoughtful and proactive in caring for the environment. ONE Gas Corporate Responsibility Report www.onegas.com/sustainability AGA Voluntary Sustainability Metrics SOCIAL RESPONSIBILITY www.onegas.com/aga-metrics We use our financial resources responsibly to improve the quality of life for employees and customers in our communities. GOVERNANCE We take ownership over our work and do what’s right. 8 | ONE Gas, Inc. FOCUSED BUSINESS STRATEGY

100% Regulated Natural Gas Utility One of the largest publicly traded natural gas distribution companies 72% market share • ~ 2.2 million customers • ~ 3,600 employees • ~ 61,400 miles of distribution mains, services and transmission pipelines 88% market share Estimated 2019 average rate base: $3.61 billion* • 42% in Oklahoma 13% market share • 29% in Kansas • 29% in Texas * For definition of estimated average rate base, see Appendix 9 | ONE Gas, Inc. FOCUSED BUSINESS STRATEGY

Conservative Financial Profile Strong liquidity position will support capital expenditure and working capital needs CAPITAL STRUCTURE • Stable operating cash flows JUNE 30, 2019 • $700 million revolving credit facility • Commercial paper program Investment-grade credit ratings Long-term Debt 38% Equity 62% RATING AGENCY RATING OUTLOOK Moody’s A2 Stable S&P A Stable 10 | ONE Gas, Inc. FOCUSED BUSINESS STRATEGY

CAPITAL HORIZON & CLARITY

Well-Defined Capital Investment Plan CAPITAL INVESTMENTS* 2019E CAPITAL RECOVERY TIMING (MILLIONS) $450-$500/year $442 $450 $418 $26 $15 11% $32 $115 $354 $360 $99 $80 $28 $22 $62 $65 $306 $317 $320 $264 $273 $178 $151 $158 $131 $140 89% 2015 2016 2017 2018 2019G 2020-2023 Subject to annual filings Other System Integrity Customer Growth Other/IT Depreciation *Totals include capital expenditures and asset removal costs Spending $2.4 billion from 2019 – 2023 12 | ONE Gas, Inc. CAPITAL HORIZON & CLARITY

Pipeline Replacement Focusing on Maintaining Safe and Reliable Operations PIPELINE REPLACEMENT (MILES) Average Annual 2019-2023E 180 46 150 380 EXPECT REMAINING 4 MILES OF 2018 21 111 53 5 240 430 CAST IRON TO BE REPLACED 2017 23 196 61 1 144 425 IN 2019 2016 22 192 43 2 131 390 2015 24 194 25 2 180 425 2014 21 282 44 5 123 475 Cast Iron Unprotected Bare Steel Protected Bare Steel Vintage Plastic Risk-Mitigation and Government Relocations Note: Pipeline replacement due to future changes in state or federal regulations is not projected in this 5-year replacement estimate. 13 | ONE Gas, Inc. CAPITAL HORIZON & CLARITY

Vintage Pipeline Replacement Program

Over past 5 years, averaged ~ 265 miles vintage pipe replaced per year


VINTAGE PIPE AS PORTION OF TOTAL PIPELINE INVENTORY
(MILES)
750
5,400
55,250
1,150
2019-2023E
4,250
2024 & Beyond
All Other Main, Service & Transmission Pipelines
Identified Inventory of Vintage Materials
Risk-Mitigation & Government Relocations 2019-2023E
Vintage Replacement Program 2019-2023E*

Note: Pipeline replacement due to future changes in state or federal regulations is not projected in this replacement estimate.

*The vintage asset replacement program includes: cast iron, wrought iron, unprotected bare steel, protected bare steel and vintage plastic.

Vintage pipeline replacement program represents more than a 20-year investment runway

14 | ONE Gas, Inc.

CAPITAL HORIZON & CLARITY

Rate Base Growth ESTIMATED AVERAGE RATE BASE* 2019 ESTIMATED AVERAGE RATE BASE (BILLIONS) TOTAL: $3.61 BILLION* $3.61 $3.36 $3.18 $2.96 $2.71 $1.04 billion $2.52 $1.51 billion $1.06 billion 2014 2015 2016 2017 2018 2019G Oklahoma Kansas Texas * For definition of estimated average rate base, see Appendix Expected average annual growth of 6 – 7% between 2018 and 2023 15 | ONE Gas, Inc. CAPITAL HORIZON & CLARITY

REGULATORY CONSTRUCT

Comprehensive Recovery Mechanisms DESCRIPTION KANSAS OKLAHOMA TEXAS Interim capital recovery ✓ ✓ ✓ Weather normalization ✓ ✓ ✓ Purchased gas riders (including gas cost portion of bad debts) ✓ ✓ ✓ Energy efficiency/conservation programs ✓ ✓* Pension and other post-retirement benefits trackers ✓ ✓ ✓ Cost-of-service adjustment ✓ ✓* * Six jurisdictions in Texas; not all mechanisms apply to each jurisdiction 17 | ONE Gas, Inc. REGULATORY CONSTRUCT

Filing Timeline Oklahoma & Kansas General rate case application filing in June 2021, with new rates effective early 2022, if applicable 2018 2019 2020 2021 2022 2023 Performance-based rate filing Performance-based rate Performance-based rate filing in Performance-based rate filing in approved January 2019, change approved August March 2020 March 2022 $11.3 million net decrease 2019, $15.6 million credit General rate case approved February 2019, $18.6 million net increase 2018 2019 2020 2021 2022 2023 $2.4 million GSRS approved $4.2 million GSRS filed August GSRS filing annually in August, with new rates effective in November 2018, with new rates 2019, new rates expected to be January of the following year; rate cases as needed effective December 2018 effective January 2020 18 | ONE Gas, Inc. REGULATORY CONSTRUCT

Texas 2019 Central Texas Service Area • $5.5 million GRIP filing effective June 2019 • Rate cases as needed West Texas Service Area • $4.1 million GRIP filing effective July 2019 • Rate cases as needed Remainder of Texas • Annual cost of service adjustment or GRIP filings • Rate cases as needed The treatment of excess ADIT will be determined through regulatory filings REGULATORY CONSTRUCT 19 | ONE Gas, Inc. REGULATORY CONSTRUCT

CASH FLOW STABILITY

High Percentage of Residential Customers 83% Residential 93% Residential 71% of sales NET SALES CUSTOMER margin is fixed MARGIN COUNT (Excludes transportation and other (Excludes transportation) revenues) 17% Non-residential 7% Non-residential Note: Based on 2018 annual results. See non-GAAP information in Appendix. 21 | ONE Gas, Inc. CASH FLOW STABILITY

Growth in Service Territories MAJOR METRO POPULATIONS AVERAGE CUSTOMER COUNT (THOUSANDS) (THOUSANDS) 1,300 2,127 2,140 2,152 2,166 2,179 Austin, TX, 1,249 1,100 634 635 637 638 639 900 El Paso, TX, 841 Oklahoma City, OK, 793 853 861 865 871 877 700 Tulsa, OK, 648 Overland Park, KS, 598 500 Wichita, KS, 514 640 644 650 657 663 300 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2014 2015 2016 2017 2018 Texas Oklahoma Kansas Source: U.S. Census Bureau, annual population estimates by county as of July 2018 5-year CAGR: 0.9% 0.7% 0.2% 75% of customer base is in 7 major cities 22 | ONE Gas, Inc. CASH FLOW STABILITY

O&M Expense Control Building a Foundation for Long-Term Affordability O&M EXPENSE Expense control execution through: (MILLIONS) • Leveraging technology $425 $412 • Increasing efficiency and optimizing processes $403 $397 $399 $388 • Making it easier for customers to self-serve Forecasting average annual O&M increase of 2 – 3% between 2019 and 2023 2014 2015 2016 2017 2018 2019G 23 | ONE Gas, Inc. CASH FLOW STABILITY

Average Annual Residential Customer Bill AVERAGE ANNUAL RESIDENTIAL CUSTOMER BILL Customers are benefiting from low and stable gas prices $715 $645 $606 $621 $551 Customers began to see impact of tax $369 $235 $256 reform in 2018 $260 $189 Average bill estimated to be ~$50 per $346 $346 $362 $386 $389 month in 2019 2014 2015 2016 2017 2018 Margin, Taxes and Other Cost of Gas 24 | ONE Gas, Inc. CASH FLOW STABILITY

COMPETITIVE ADVANTAGE

Proximity to Supply Location Supports Sustainability Close proximity to significant natural gas reserves and transportation infrastructure • 58% of all rigs in U.S. operating in Oklahoma and Texas1 Net natural gas exports² • Texas: 2.5 Tcf of 8.0 Tcf produced • Oklahoma: 1.6 Tcf of 2.5 Tcf produced Estimated future supply of natural gas • United States: 3,141 Tcf 3 • ~ 39 Tcf annual production4 1 Source: Baker Hughes, as of August 2019 2 Source: EIA.gov, as of 2017 3 Source: Potential Gas Committee, reserves plus resources, as of 2016 ONE Gas Natural Gas Distribution Areas 4 Source: EIA.gov, trailing 12 months, as of May 2019 Natural Gas Shale Plays 26 | ONE Gas, Inc. COMPETITIVE ADVANTAGE

3.5-to-1 Average Advantage in ONE Gas Territories

KWH EQUIVALENT ELECTRICITY VS. NATURAL GAS



4.2x
3.0x
3.2x
11.39¢
10.23¢
13.13¢
3.76¢
3.16¢
3.15¢
Texas
Oklahoma
Kansas
[1] Avg. retail price of electricity/kWh
[2] ONE Gas delivered cost of natural gas/kWh
[3] Nat gas advantage ratio

DTH EQUIVALENT ELECTRICITY VS. NATURAL GAS



4.2x
3.0x
3.2x
$33.38
$29.98
$38.48
$11.01
$9.25
$9.24
Texas
Oklahoma
Kansas
[1] Natural gas price equivalent of electricity/Dth
[2] ONE Gas delivered cost of natural gas/Dth
[3] Natural gas advantage ratio

[1] Source: United States Energy Information Agency, www.eia.gov, for the twelve-month period ended December 31, 2018.

[2] Represents the average delivered cost of natural gas to a residential customer, including the cost of the natural gas supplied, fixed customer charge, delivery charges and charges for riders, surcharges and other regulatory mechanisms associated with the services we provide, for the year ended December 31, 2018.

[3] Calculated as the ratio of the ONE Gas delivered average cost of natural gas per kilowatt hour (kWh) equivalent to the average retail price of electricity per kWh.

27 | ONE Gas, Inc.
COMPETITIVE ADVANTAGE

FINANCIAL PERFORMANCE & OBJECTIVES

2019 Guidance Updated July 29, 2019 DILUTED EPS Net income range of $180 ‒ $190 million $3.48 $3.25 EPS range of $3.39 ‒ $3.57 $3.08 ROE of 8.4%, reflecting the midpoint of $2.65 earnings guidance range of $3.48 per diluted share and the estimated rate base for 2019 of $3.61 billion $2.24 $2.07 Rate base expected to grow an average of ~ 6 ‒ 7% per year between 2018 ‒ 2023 2014 2015 2016 2017 2018 2019G* *Represents midpoint of guidance range Expected average annual EPS growth of 6 – 8% between 2018 and 2023 29 | ONE Gas, Inc. FINANCIAL PERFORMANCE & OBJECTIVES

Growing Dividends Building Shareholder Value Quarterly dividend of 50 cents per share DIVIDENDS & PAYOUT RATIO for 2019 $2.00 $1.84 Target dividend payout ratio of 55 ‒ 65% $1.68 $1.40 of net income $1.20 57% 57% 55% 53% 54% 2015 2016 2017 2018 2019G Expected average annual growth of 7 – 9% between 2018 and 2023 30 | ONE Gas, Inc. FINANCIAL PERFORMANCE & OBJECTIVES

Return on Equity 8.4%* 7.9% 8.1% Continue to minimize the gap between allowed 7.4% 7.7% and actual returns Authorized ROE by state: • Kansas ‒ Not stated due to black box settlement; KGS estimates ROE embedded in GSRS pre-tax carrying charge is ~ 9.3% • Oklahoma ‒ 9% to 10% band, with a 9.5% midpoint 2015 2016 2017 2018 2019G • Texas ‒ ~ 9.5% weighted average * Reflects the midpoint of earnings guidance range of $3.48 per diluted share and the estimated average rate base for 2019 of $3.61 billion. 31 | ONE Gas, Inc. FINANCIAL PERFORMANCE & OBJECTIVES

2019 Cash Flow Sources and Uses $556 $556 Dividends and capital expenditures primarily funded by cash flow from operations Financing requirements $163 Capital ) $700 million revolving credit facility supports financing expenditures and needs through the commercial paper program asset removal ILLIONS costs (M Cash flow from $450 No capital market needs anticipated in 2019 operations* $393 ~$500 ‒ $550 million net financing needs through 2023 Dividends $106 • One-third expected to be equity Sources Uses * Before changes in working capital. See non-GAAP information in Appendix. 32 | ONE Gas, Inc. FINANCIAL PERFORMANCE & OBJECTIVES

Manageable Debt Profile Strong Liquidity Position – June 30, 2019 DEBT MATURITIES LIQUIDITY PROFILE (MILLIONS) (MILLIONS) $600 $700 $400 $300 4.658% 4.500% 3.610% $294 2024 2044 2048 Credit Facility Short-term Borrowings* * Includes commercial paper and letters of credit 33 | ONE Gas, Inc. FINANCIAL PERFORMANCE & OBJECTIVES

KEY TAKEAWAYS

Key Takeaways Focused Well-defined business capital investment strategy plan Regulatory Stable construct cash flow profile Competitive advantage 35 | ONE Gas, Inc. KEY TAKEAWAYS

APPENDIX

Corporate Structure INCORPORATED ENTITY 100% regulated natural gas distribution No levered holding company, all debt issued at OGS Division capital structures match Corporate capital structure 37 | ONE Gas, Inc. APPENDIX

State Statistics As of December 31, 2018 OKLAHOMA TEXAS GAS KANSAS TOTAL NATURAL GAS SERVICE GAS SERVICE Average Number of Customers 876,635 662,496 639,410 2,178,541 Distribution – Miles* 18,600 10,300 11,400 40,300 Transmission – Miles* 700 300 1,600 2,600 Fixed Charges – Sales customers** 86% 68% 54% 71% Weather Normalization 100% 100% 100% 100% Average Annual Heating Degree Days – Normal 3,263 1,782 4,914 * Totals do not include service lines ** Percentage of total net margin on natural gas sales 38 | ONE Gas, Inc. APPENDIX

Capital Expenditures with Asset Removal Costs OKLAHOMA TEXAS KANSAS 2019: 2.5X DEPRECIATION 2019: 3.6X DEPRECIATION 2019: 1.9X DEPRECIATION $188 * $180 $173 $144 * $136 $123 $126 $148 $149 $122 $118 * $106 $106 $100 $105 ) $63 $69 $75 ILLIONS $64 $67 $52 $63 $47 $50 (M $44 $40 $34 $37 $24 $29 2015 2016 2017 2018 2019G 2015 2016 2017 2018 2019G 2015 2016 2017 2018 2019G * Represents midpoint of the guidance range Depreciation Note: Capital expenditures include accruals 39 | ONE Gas, Inc. APPENDIX

Authorized Rate Base OKLAHOMA¹ KANSAS² TEXAS¹ $1,407 3 $1,202 $1,257 $1,033 $979 $925 $947 $895 $938 $826 $822 $781 $745 $639 ) $580 ILLIONS (M 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 ¹ Rate bases presented in this table are those from the last approved rate filings for each jurisdiction. These amounts are not necessarily indicative of current or future rate bases. ² KGS’ most recent rate case, approved in February 2019, was settled without a determination of rate base and reflects Kansas Gas Service’s estimate of rate base contained within the settlement; these amounts are not necessarily indicative of current or future rate base. 3 Reflects the 2018 PBRC filing, approved in January 2019 40 | ONE Gas, Inc. APPENDIX

Rate Base Definition Authorized Rate Base – $3.49 billion (as of August 2019) • Includes capital investments authorized in most recent rate case and interim filings • Does not include any capital investments since last approved rate case or filings Estimated Average Rate Base – $3.61 billion • Average of rate base per book at beginning and end of year • Includes capital investments and other changes in rate base not yet approved for recovery 41 | ONE Gas, Inc. APPENDIX

Regulatory Construct Governance KANSAS OKLAHOMA TEXAS ”Home Rule” with six jurisdictions; Texas Kansas Corporation Commission Oklahoma Corporation Commission Railroad Commission has appellate authority Appointed by the governor to four-year Railroad Commission elected to six-year Elected to six-year staggered terms staggered terms staggered terms Name Party Term Ends Name Party Term Ends Name Party Term Ends Dwight Keen (Chair) Rep March 2022 Todd Hiett (Chair) Rep Jan. 2021 Wayne Christian (Chair) Rep Jan. 2023 Shari Feist Albrecht Ind March 2020 Bob Anthony (Vice-Chair) Rep Jan. 2025 Ryan Sitton Rep Jan. 2021 Susan Duffy Dem March 2023 Dana Murphy Rep Jan. 2023 Christi Craddick Rep Jan. 2025 42 | ONE Gas, Inc. APPENDIX

Kansas Gas Service Rate Case Concluded in February 2019 HIGHLIGHTS Base Rates Effective February 2019, $21.5 million total increase, $18.6 million net increase; reflects credit for amortization of excess ADIT, which is offset in income tax expense Operating Income ~ $10 million annual impact Rate Base $1,033 million; reflects Kansas Gas Service’s estimate of rate base contained within the settlement Return on Equity Kansas - Not stated due to black box settlement; KGS estimates ROE embedded in GSRS pre-tax carrying charge is ~ 9.3% Customer Impact $2.40 per month increase for average residential customer Tax Reform The KCC ordered Kansas Gas Service to refund to its customers the regulatory liability for the decrease in the federal corporate income tax rate in the form of a one-time bill credit; refund of $16.6 million was issued in the second quarter 2019 43 | ONE Gas, Inc. APPENDIX

Oklahoma Natural Gas Recent Regulatory Activity 2018 PBRC – NEW RATES EFFECTIVE FEBRUARY 2019 2019 PBRC – NEW RATES EFFECTIVE SEPTEMBER 2019 $11.3 million base rate reduction, reflects lower federal Amount $15.6 million credit represents earnings over 9.5% Amount corporate income tax rate $1.47 per month reduction for 12 months (for typical Customer Impact Customer Impact $1.21 per month reduction (for typical residential customer) residential customer) Rate Base $1,475 million Rate Base $1,407 million Return on Equity 9.5% (midpoint of allowed band) Return on Equity 9.5% (midpoint of allowed band) Common Equity Common Equity 57% 58% Ratio* Ratio* Debt Costs 3.95% Debt Costs 3.95% Excess ADIT $12.7 million credit (offset in income tax expense) Excess ADIT $11.8 million credit (offset in income tax expense) Other • Expansion of the eligibility for Energy Efficiency rebates to small transportation customers using between 900 and 4,999 Dth per year • Expansion of the amounts and eligibility for compressed natural gas rebates * The 2015 Oklahoma Natural Gas rate case established a common equity ratio of 60.5%. For each future PBRC filing, the maximum allowed common equity ratio will decrease by 1% beginning with a 59% common equity ratio in the 2017 PBRC review of calendar year 2016, and ending with a 56% common equity ratio in the 2020 PBRC review of calendar year 2019. 44 | ONE Gas, Inc. APPENDIX

Texas Gas Service Recent Regulatory Activity HIGHLIGHTS Central Texas GRIP filing approved for a $5.5 million increase; new rates effective June 2019 West Texas GRIP filing approved for a $4.1 million increase; new rates effective July 2019 Rate Base $986 million authorized Return on Equity ~ 9.5% weighted average Common Equity Ratio 60.1% – 62.2% Tax Reform In 2018, $11.1 million annual decrease in rates; one-time refunds of $6.6 million for reduction in federal corporate income tax rate for the period covering Jan. 1, 2018, to the date new rates were implemented in the second half of 2018; excess ADIT to be determined in future filings 45 | ONE Gas, Inc. APPENDIX

Compressed Natural Gas (CNG) Key Statistics • Currently operate 27 fueling stations accessible CNG VOLUME TH ILLIONS (D – M ) 151 stations to the public, 6 private stations supplied 147 stations 143 stations supplied • Currently transporting supply to 66 retail and 52 129 stations supplied supplied private CNG stations 115 stations supplied • Rebate program in Oklahoma; Austin, Texas Industry 100 stations • supplied 2.9 ─ Continued interest in CNG for transportation, 2.3 2.5 2.6 particularly by fleet operators 2.0 ─ Tax incentives and rebates further contribute to 1.4 positive economics Note: Updated June 30, 2019 2013 2014 2015 2016 2017 2018 Note: Based on 2018 annual results 46 | ONE Gas, Inc. APPENDIX

Non-GAAP Information ONE Gas has disclosed in this presentation cash flow from operations before changes in working capital and net margin, which are non-GAAP financial measures. Cash flow from operations before changes in working capital is used as a measure of the company's financial performance. Cash flow from operations before changes in working capital is defined as net income adjusted for depreciation and amortization, deferred income taxes, and certain other noncash items. This non-GAAP financial measure is useful to investors as an indicator of financial performance of the company to generate cash flows sufficient to support our capital expenditure programs and pay dividends to our investors. Net margin is defined as total revenues less cost of natural gas. Cost of natural gas includes commodity purchases, fuel, storage, transportation and other gas purchase costs recovered through our cost of natural gas regulatory mechanisms, as required by our regulators, and does not include an allocation of general operating costs or depreciation and amortization. In addition, our cost of natural gas regulatory mechanisms provide a method of recovering natural gas costs on an ongoing basis without a profit. Therefore, although our revenues will fluctuate with the cost of natural gas that we pass-through to our customers, net margin is not affected by fluctuations in the cost of natural gas. We believe that net margin provides investors a more relevant and useful measure to analyze our financial performance as a 100% regulated natural gas utility than total revenues because the change in the cost of natural gas from period to period does not impact our operating income. ONE Gas cash flow from operations before changes in working capital and net margin should not be considered in isolation or as substitutes for net income, total revenue or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures exclude some, but not all, items that affect net income. Additionally, these calculations may not be comparable with similarly titled measures of other companies. Reconciliations of cash flow from operations before changes in working capital and net margin to the most directly comparable GAAP measure are included in this presentation. 47 | ONE Gas, Inc. APPENDIX

Non-GAAP Reconciliation Cash Flow From Operations Before Changes in Working Capital* UPDATED PREVIOUS (MILLIONS) 2019 2019 CHANGE GUIDANCE GUIDANCE Net Income $ 185 $ 182 $ 3 Depreciation and amortization 182 182 ─ Deferred taxes 12 12 ─ Other 14 14 ─ Cash flow from operations before changes in working capital $ 393 $ 390 $ 3 * Amounts shown are midpoints of ranges provided. 48 | ONE Gas, Inc. APPENDIX

Non-GAAP Reconciliation Net Margin (MILLIONS) 2018 Total revenues $ 1,663.7 Cost of natural gas 714.6 Net margin $ 919.1 (MILLIONS) 2018 Natural gas sales Residential $ 644.1 Commercial and industrial 127.1 Wholesale and public authority 6.6 Net margin on natural gas sales $ 777.8 Transportation revenues 109.7 Other revenues 31.6 Net margin $ 919.1 49 | ONE Gas, Inc. APPENDIX